UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

910 Louisiana Street Houston Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 537-3000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 1, 2023, NRG Energy, Inc.’s (“NRG”) wholly owned subsidiaries Texas Genco GP, LLC and Texas Genco LP, LLC (the “NRG Sellers”) completed the previously announced sale of one hundred percent (100%) of the outstanding general and limited partnership interests in NRG South Texas, LP (the “Company”) pursuant to the terms of an Equity Purchase Agreement dated May 31, 2023 (the “Purchase Agreement”) entered into among the NRG Sellers and Constellation Energy Generation, LLC (“Constellation”) a wholly owned subsidiary of Constellation Energy Corporation (the “Transaction”).

Pursuant to the terms of the Purchase Agreement, the NRG Sellers sold to Constellation all of the outstanding partnership interests of NRG South Texas, LP for an aggregate base purchase price, payable in United States funds, of one billion and seven hundred fifty million dollars ($1,750,000,000).

The Company owns a forty four percent (44%) undivided interest in the nuclear powered generation facility known as the South Texas Project located in Matagorda County, Texas.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Purchase Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by NRG with the Securities and Exchange Commission on June 1, 2023, and the terms of which are incorporated herein by reference.

Item 7.01.	Other Events.

On November 1, 2023, the Company issued a press release announcing the completion of the Transaction. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated by reference into this Item 7.01.

The information provided in this Item 7.01 (including Exhibit 99.2) shall not deemed to be “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma balance sheet of NRG as of June 30, 2023 and the unaudited pro forma combined statements of operations of NRG for the six months ended June 30, 2023 and 2022, and for the year ended December 31, 2022 giving effect to the Transaction, including such information required by Article 11 of Regulation S-X, is set forth in Exhibit 99.1 hereto and incorporated herein by reference.

(d) Exhibits

99.1	Unaudited Pro Forma Combined Financial Information of NRG as of and for the six months ended June 30, 2023, for the six months ended June 30, 2022, and for the year ended December 31, 2022

99.2	Press release dated November 1, 2023

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.
(Registrant)

By:	/s/ Christine A. Zoino
Name: Christine A. Zoino
Title: Corporate Secretary

November 1, 2023